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                                                                    Exhibit 2


                                POWER OF ATTORNEY


         The undersigned trustee of LEADER Mutual Funds hereby constitutes Walter B. Grimm and R. Jeffrey Young, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in his capacity as a trustee of the LEADER Mutual Funds, a Massachusetts business trust, under the Securities Act of 1933, as amended (the "Securities Act"), or the Investment Company Act of 1940, as amended (the "Investment Company Act"), and generally to do all such things in his name and in his behalf to enable LEADER Mutual Funds to comply with the provisions of the Securities Act, the Investment Company Act, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements of LEADER Mutual Funds and any amendments thereto.


         Witness my hand this 14th day of December, 2001.




                                     /s/ Eugene K. Cashman, Jr.
                                     --------------------------------------
                                     Eugene K. Cashman, Jr.
                                     Trustee

                                POWER OF ATTORNEY


         The undersigned trustee of LEADER Mutual Funds hereby constitutes Walter B. Grimm and R. Jeffrey Young, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in his capacity as a trustee of the LEADER Mutual Funds, a Massachusetts business trust, under the Securities Act of 1933, as amended (the "Securities Act"), or the Investment Company Act of 1940, as amended (the "Investment Company Act"), and generally to do all such things in his name and in his behalf to enable LEADER Mutual Funds to comply with the provisions of the Securities Act, the Investment Company Act, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements of LEADER Mutual Funds and any amendments thereto.


         Witness my hand this 15th day of December, 2001.




                                     /s/ Alan W. Kennebeck
                                     ----------------------------------
                                     Alan W. Kennebeck
                                     Trustee